UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2014

PIZZA INN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                           75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2014, Donna M. Lee, age 52 was appointed Controller of Pizza Inn Holdings, Inc. (the “Company”) commencing as of February 24, 2014.  In such capacity, Ms. Lee will be the principal accounting officer of the Company.  In addition, she will perform the functions of principal financial officer of the Company on an interim basis while the board of directors continues its search for a Chief Financial Officer.

Ms. Lee was previously employed by Taco Bueno Restaurants, serving as Vice President from 2007 to 2013, Corporate Controller from 2006 to 2013 and Assistant Controller from 2004 to 2006.  From 2003 to 2004, she was Director of Finance & Accounting for Lucky Boy Corp., the parent of the Uncle Julio’s and Tia’s restaurant chains; from 2000 to 2003, she was an Accounting Manager with Microtune, Inc., a semiconductor company specializing in radio frequency products; from 1997 to 2000, she was an independent accountant; and from 1995 to 1997, she was Manager, Operations Accounting with DF&R Restaurants, Inc., the parent company of the Don Pablo’s and Harrigan’s restaurant chains.  Ms. Lee is a certified public accountant.  She has no family relationship with any director or executive officer of the Company. There are no transactions in which Ms. Lee has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company has entered into an employment agreement with Ms. Lee (the “Agreement”) confirming her at-will employment as Controller of the Company. The Agreement provides for a starting annual base salary of $120,000 and a discretionary annual bonus potential up to 20% of base salary.  Ms. Lee will also be entitled to all other benefits offered by the Company to its employees, including participation in the Company’s 2005 Employee Incentive Stock Option Plan.  The Agreement also contains non-disclosure, non-solicitation and other common employment covenants.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Letter agreement dated February 19, 2014, between Pizza Inn Holdings, Inc. and Donna Lee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIZZA INN HOLDINGS, INC.

Date: February 24, 2014	By: /s/ Randall E. Gier Randall E. Gier, President and Chief Executive Officer